UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

CarLotz, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Bainbridge Street, Suite 100

Richmond, Virginia 23224

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 728-3833

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 25, 2021, CarLotz, Inc. (the “Company,” “we” or “us”) issued a press release regarding its second fiscal quarter ending June 30, 2021. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD.

In connection with the filing of post-effective amendment Number 1 to the Company’s Registration Statement on Form S-1 (File No. 333-252993), the Company disclosed certain updates to its risk factors and related disclosures not previously disclosed that occurred subsequent to the filing of its Form 10-Q for the quarterly period ended March 31, 2021. In mid-May 2021, the corporate vehicle sourcing partner that accounted for more than 60% of the cars we sold during the fourth quarter of 2020 and the three months ended March 31, 2021 informed us that it would be pausing its consignment of vehicles to us, with immediate effect, due to the current strength of the wholesale market for vehicles. We cannot predict when this corporate vehicle sourcing partner will resume consigning vehicles to us, the pricing terms upon which this corporate vehicle sourcing partner will resume consigning vehicles and, if resumed, the volume, types and quality of vehicles that will be made available to us for consignment. If this corporate vehicle sourcing partner does not resume consigning vehicles to us, we will need to increase our sourcing of vehicles from other vehicle sourcing partners, potentially on less favorable terms, and we may need to increase our purchasing of vehicles to maintain optimal inventory levels and mix as we work to increase vehicle supply from other vehicle sourcing partners, which could negatively affect our margins and gross profit per vehicle. There may not be sufficient vehicles available, in number or on reasonable terms, to completely replace the vehicles we had been sourcing from this corporate vehicle sourcing partner, which could adversely affect our business, financial condition and results of operations.

On May 25, 2021, the Company issued a press release regarding its second fiscal quarter ending June 30, 2021. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Pursuant to the Stipulation and Order, dated May 12, 2021, entered by the Court of Chancery of the State of Delaware on May 20, 2021, CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp., the “Company”) is hereby filing as Exhibit 99.2 to this Current Report on Form 8-K a copy of the Notice of Dismissal of Acamar Partners Acquisition Corp. (n/k/a CarLotz, Inc.) Litigation and Agreement Upon Attorneys’ Fees (the “Notice”). The Notice relates to the resolution of the previously disclosed putative class action lawsuit filed by Cody Laidlaw in the Delaware Court of Chancery against Acamar Partners Acquisition Corp., Acamar Partners Sponsor I LLC, Acamar Partners Sub, Inc., and others (the “Laidlaw Action”), alleging that the Board of Directors of Acamar Partners Acquisition Corp. breached its fiduciary duties in connection with the business combination pursuant to which Acamar Partners Sub., Inc, a wholly owned subsidiary of Acamar Partners Acquisition Corp., merged with and into CarLotz Group, Inc. (f/k/a/ CarLotz, Inc.), with CarLotz Group, Inc. (f/k/a CarLotz, Inc.) surviving the merger as a wholly owned subsidiary of Acamar Partners Acquisition Corp. (n/k/a CarLotz, Inc.). The defendants believe that the claims are without merit, and have denied and continue to deny any liability or wrongdoing in connection with the allegations contained in the Laidlaw Action.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EHXIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated May 25, 2021
99.2	Notice of dismissal of litigation and agreement upon attorneys’ fees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: May 25, 2021	By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Chief Commercial Officer and General Counsel